                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 24, 2002
                Date of Report (Date of earliest event reported)


                            PAYLESS SHOESOURCE, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         1-14770                                           43-1813160
         -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)



                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
                            -------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (785) 233-5171
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On May 24, 2002, Payless ShoeSource, Inc. a Delaware corporation ("Payless") determined for itself and on behalf of its subsidiaries, to not re-engage its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and to engage Deloitte & Touche LLP to serve as its new independent auditors for fiscal 2002. The change in auditors will become effective May 24, 2002. This determination was recommended by Payless' Audit Committee and approved by Payless' Board of Directors.

Arthur Andersen's reports on Payless' consolidated financial statements for each of the years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended February 2, 2002 and February 3, 2001 and the interim period between February 2, 2002 and the date of this Form 8-K, there were no disagreements between Payless and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Payless has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 24, 2002, stating its agreement with such statements.

During the years ended February 2, 2002 and February 3, 2001, and through the date of this Form 8-K, neither Payless nor anyone acting on their behalf consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Payless' consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit Number    Description

         16 Letter from Arthur Andersen LLP regarding change in certifying accountant



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PAYLESS SHOESOURCE, INC.

Date: May 24, 2002                     By: /s/ Ullrich E. Porzig
                                           -------------------------------------
                                           Ullrich E. Porzig
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer



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

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER              DESCRIPTION
         -------             -----------
            16               Letter from Arthur Andersen LLP regarding change in
                             certifying accountant



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